UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

As of August 1, 2022, Allegiant Travel Company (the "Company") entered into Amended and Restated Employment Agreements with our executive officers, Scott Sheldon, Gregory Anderson, Scott DeAngelo and Robert Wilson.

These employment agreements are consistent with the compensation program we entered into with John Redmond effective when he assumed the role of chief executive officer as of June 1, 2022. The Company believes these agreements are fully in alignment with the interests of our stockholders. Our compensation committee concluded it would be in our stockholders’ interests to establish a fixed number of shares as opposed to a fixed dollar amount to assure alignment between our executives’ compensation and the creation of additional Company value. As the value of our stock increases, the amount of the compensation to our executives increases and likewise, any declines in the value of our stock would have the effect of reducing executive compensation. This compensation package was designed to offer compelling compensation opportunities (subject to continued employment) to incentivize the retention of our executive officers. The Company believes the retention of our executive leadership team will be critical to navigating the current economic times and high fuel cost environment and also to the successful implementation of our Allegiant 2.0 business plan.

Under the new Employment Agreement with Mr. Sheldon, he will begin to serve as a president of the Company effective as of August 1, 2022, and will continue to serve as chief operating officer. The Employment Agreement has a term of four years and five months beginning on August 1, 2022 and expiring on December 31, 2026. Under the Employment Agreement, Mr. Sheldon’s compensation for the period through March 31, 2023 will remain the same as under his existing Employment Agreement with a cash base salary and equity grant intended to match his 2019 compensation to remain compliant with the restrictions on executive compensation imposed by the CARES Act and subsequent government payroll support programs. Consistent with his current Employment Agreement, Mr. Sheldon will also be entitled to a grant of 10,000 shares of restricted stock upon the expiration of the CARES Act restrictions in April 2023. Beginning on April 1, 2023, Mr. Sheldon will not receive any cash base salary, will not participate in the Company’s annual cash bonus plan and will not receive any other stock grants during the term of the agreement. Under the Employment Agreement and related equity grant agreements, the sole base compensation to Mr. Sheldon will be equity grants of 84,000 shares of restricted stock in April 2023 plus an additional 13,000 shares of restricted stock to be granted in January 2024.The restricted stock will vest over the term of the agreement, subject to acceleration upon death, disability, termination of employment without cause or upon a resignation with good reason.

Mr. Sheldon will be eligible to receive a cash bonus based on stock price performance and based on a certain number of shares for each calendar year. The numbers of shares on which the cash bonus will be based are 6,000 shares for 2023, 7,000 for 2024, 8,000 for 2025 and 9,000 for 2026. The cash bonus would be equal to the number of shares for each year multiplied by the stock price target met for such year with a percentage (75%, 50% or 25%) to be paid if the average stock price exceeds the target price less $10, $20 or $30, respectively. The full stock price targets for purposes of the cash bonus are $170 for 2023, $210 for 2024, $255 for 2025 and $295 for 2026. As a result, partial cash bonuses can be earned only if our average stock price exceeds $140 in 2023, $180 in 2024, $225 in 2025 and $265 in 2026, in each case, material stock price appreciation over our current stock price. In determining eligibility for the cash bonuses, the stock price attained would be the average closing price of our stock over any 20- consecutive trading day period during the last six months of each year.

As of April 3, 2023 (for the options exercisable in 2023) and January 1, 2024 (for the options exercisable in 2024, 2025 and 2026), Mr. Sheldon will also receive stock options to purchase a total of 30,000 shares, with the total broken down into a certain number of shares for each calendar year and exercisable only during such calendar year. The number of shares and exercise prices for these options are 6,000 shares at $170 per share for 2023, 7,000 shares at $210 per share for 2024, 8,000 shares at $255 per share for 2025 and 9,000 shares at $295 per share for 2026.

Under the new Employment Agreement with Mr. Anderson, he will begin to serve as a president of the Company effective as of August 1, 2022, and will continue to serve as chief financial officer. The Employment Agreement has a term of four years and five months beginning on August 1, 2022 and expiring on December 31, 2026. Under the Employment Agreement, Mr. Anderson’s compensation for the period through March 31, 2023 will remain the same as under his existing Employment Agreement with a cash base salary and equity grant intended to match his 2019 compensation to remain compliant with the restrictions on executive compensation imposed by the CARES Act and subsequent government payroll support programs. Consistent with his current Employment Agreement, Mr. Anderson will also be entitled to a grant of 10,000 shares of restricted stock upon the expiration of the CARES Act restrictions in April 2023. Beginning on April 1, 2023, Mr. Anderson will not receive any cash base salary, will not participate in the Company’s annual cash bonus plan and will not receive any other stock grants during the term of the agreement. Under the Employment Agreement and related equity grant agreements, the sole base compensation to Mr. Anderson will be equity grants of 84,000 shares of restricted stock in April 2023 plus an additional 13,000 shares of restricted stock to be granted in January 2024.The restricted stock will vest over the term of the agreement, subject to acceleration upon death, disability, termination of employment without cause or upon a resignation with good reason.

Mr. Anderson will be eligible to receive a cash bonus based on stock price performance and based on a certain number of shares for each calendar year. The numbers of shares on which the cash bonus will be based are 6,000 shares for 2023, 7,000 for 2024, 8,000 for 2025 and 9,000 for 2026. The cash bonus would be paid based on the same targets and methodology as described above.

As of April 3, 2023 (for the options exercisable in 2023) and January 1, 2024 (for the options exercisable in 2024, 2025 and 2026), Mr. Anderson will also receive stock options to purchase a total of 30,000 shares, with the total broken down into a certain number of shares for each calendar year and exercisable only during such calendar year. The number of shares and exercise prices for these options are 6,000 shares at $170 per share for 2023, 7,000 shares at $210 per share for 2024, 8,000 shares at $255 per share for 2025 and 9,000 shares at $295 per share for 2026.

Under the new Employment Agreement with Mr. DeAngelo, he will continue to serve as chief marketing officer of the Company. The Employment Agreement has a term of four years and five months beginning on August 1, 2022 and expiring on December 31, 2026. Under the Employment Agreement, Mr. DeAngelo’s compensation for the period through March 31, 2023 will remain the same as under his existing Employment Agreement with a cash base salary and equity grant intended to match his 2019 compensation to remain compliant with the restrictions on executive compensation imposed by the CARES Act and subsequent government payroll support programs. Consistent with his current Employment Agreement, Mr. DeAngelo will also be entitled to a grant of 7,500 shares of restricted stock upon the expiration of the CARES Act restrictions in April 2023. Beginning on April 1, 2023, Mr. DeAngelo will not receive any cash base salary, will not participate in the Company’s annual cash bonus plan and will not receive any other stock grants during the term of the agreement. Under the Employment Agreement and related equity grant agreements, the sole base compensation to Mr. DeAngelo will be equity grants of 77,000 shares of restricted stock in April 2023. The restricted stock will vest over the term of the agreement, subject to acceleration upon death, disability, termination of employment without cause or upon a resignation with good reason.

Mr. DeAngelo will be eligible to receive a cash bonus based on stock price performance and based on a certain number of shares for each calendar year. The numbers of shares on which the cash bonus will be based are 6,000 shares for 2023, 7,000 for 2024, 8,000 for 2025 and 9,000 for 2026. The cash bonus would be paid based on the same targets and methodology as described above.

As of April 3, 2023 (for the options exercisable in 2023 and 2024) and January 1, 2024 (for the options exercisable in 2025 and 2026), Mr. DeAngelo will also receive stock options to purchase a total of 30,000 shares, with the total broken down into a certain number of shares for each calendar year and exercisable only during such calendar year. The number of shares and exercise prices for these options are 6,000 shares at $170 per share for 2023, 7,000 shares at $210 per share for 2024, 8,000 shares at $255 per share for 2025 and 9,000 shares at $295 per share for 2026.

Under the new Employment Agreement with Mr. Wilson, he will continue to serve as chief information officer of the Company. The Employment Agreement has a term of four years and five months beginning on August 1, 2022 and expiring on December 31, 2026. Under the Employment Agreement, Mr. Wilson’s compensation for the periods through March 31, 2023 will remain the same as under his existing Employment Agreement with a cash base salary and equity grant intended to match his 2019 compensation to remain compliant with the restrictions on executive compensation imposed by the CARES Act and subsequent government payroll support programs. Consistent with his current Employment Agreement, Mr. Wilson will also be entitled to a grant of 7,500 shares of restricted stock upon the expiration of the CARES Act restrictions in April 2023. Beginning on April 1, 2023, Mr. Wilson will not receive any cash base salary, will not participate in the Company’s annual cash bonus plan and will not receive any other stock grants during the term of the agreement. Under the Employment Agreement and related equity grant agreements, the sole base compensation to Mr. Wilson will be equity grants of 60,000 shares of restricted stock in April 2023.The restricted stock will vest over the term of the agreement, subject to acceleration upon death, disability, termination of employment without cause or upon a resignation with good reason.

Mr. Wilson will be eligible to receive a cash bonus based on stock price performance and based on a certain number of shares for each calendar year. The numbers of shares on which the cash bonus will be based are 5,000 shares for 2023, 6,000 for 2024, 7,000 for 2025 and 8,000 for 2026. The cash bonus would be paid based on the same targets and methodology as described above.

As of April 3, 2023, Mr. Wilson will also receive stock options to purchase a total of 26,000 shares, with the total broken down into a certain number of shares for each calendar year and exercisable only during such calendar year. The number of shares and exercise prices for these options are 5,000 shares at $170 per share for 2023, 6,000 shares at $210 per share for 2024, 7,000 shares at $255 per share for 2025 and 8,000 shares at $295 per share for 2026.

All stock grants under the new Employment Agreements for all of these executive officers will be conditioned on continued employment as of the date of grant.

The compensation payable to all executive officers is subject to the limitations on executive compensation under the CARES Act so long as those restrictions continue to apply to the Company.

All of the executive officers have agreed to a noncompete and nonsolicitation of business partners and employees during the term of his employment agreement and for a one-year period thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2022	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	President and Chief Financial Officer